UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Starwood Real Estate Income Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

STARWOOD
REAL ESTATE INCOME TRUST

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Tuesday, August 11, 2026 9:00 AM, Eastern Time

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at https://web.viewproxy.com/SREIT/2026

If you want to receive a paper or e-mail copy of these documents, you must request one by following the instructions below on or before August 7, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

You must use the 11-digit Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. →

CONTROL NUMBER

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of Starwood Real Estate Income Trust, Inc.:

The 2026 Annual Meeting of Stockholders of Starwood Real Estate Income Trust, Inc. will be held on Tuesday, August 11, 2026 9:00 AM, Eastern Time.

As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at **https://web.viewproxy.com/SREIT/2026** and using the Virtual Control Number above. **Your registration must be received by 5:00 pm, Eastern Time, on Friday, August 7, 2026.** On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled "About the Annual Meeting."

The Board recommends a vote "FOR" on Proposals 1 and 2.

1. ELECTION OF 10 DIRECTORS:

1.01 Barry S. Sternlicht	1.06 David B. Henry
1.02 Nora Creedon	1.07 Robin Josephs
1.03 Jonathan Pollack	1.08 Peggy Lamb
1.04 Austin Nowlin	1.09 Dale Anne Reiss
1.05 Richard D. Bronson	1.10 James E. Walker

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. of Material the following for this Annual methods: Meeting and future meetings may be requested by one Internet: E-Mail: Go to https://web.viewproxy.com/SREIT/2026 By e-mail at: requests@viewproxy.com Have the 11-digit Control Number available when you access the website and follow the instructions. * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No Telephone: other requests, instructions, or other inquiries should be included within this email request. Call 1-877-777-2857 Toll Free CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Via Mail: Go to https://web.viewproxy.com/SREIT/2026 Request a paper copy of the materials which includes a proxy card. Follow the instructions on the Have your 11-digit Control Number available and proxy card for voting by mail. follow the prompts. Via Telephone: • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares Request a paper copy of the materials, which in the same manner as if you marked, signed, includes a proxy card. Follow the instructions on the dated, and returned a proxy card. proxy card for voting by telephone. Via Internet during the Annual Meeting: QR Code Go to https://web.viewproxy.com/SREIT/2026 scan here Have your 11-digit Control Number available and follow the prompts.